                                                                    EXHIBIT 10.1



                        MORTGAGE LOAN PURCHASE AGREEMENT


                                  BY AND AMONG

                                  COMPASS BANK

                               (the "Originator")

                                       and

                    COMPASS ASSET ACCEPTANCE COMPANY, L.L.C.


                          DATED AS OF [_______], 200[_]

                                TABLE OF CONTENTS


ARTICLE I    DEFINITIONS......................................................1
   SECTION 1.1.  DEFINITIONS..................................................1
   SECTION 1.2.  OTHER DEFINITIONAL PROVISIONS................................2

ARTICLE II   PURCHASE AND CONVEYANCE OF LOAN BALANCES.........................3
   SECTION 2.1.  PURCHASE.....................................................3

ARTICLE III  CONSIDERATION AND PAYMENT........................................6
   SECTION 3.1.  PURCHASE PRICE...............................................6
   SECTION 3.2.  SETTLEMENT...................................................6

ARTICLE IV   REPRESENTATIONS AND WARRANTIES...................................6
   SECTION 4.1.  ORIGINATOR REPRESENTATIONS AND WARRANTIES....................6
   SECTION 4.2.  REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR
                 RELATING TO THE AGREEMENT AND THE MORTGAGE LOANS.............8
   SECTION 4.3.  REPRESENTATIONS AND WARRANTIES OF CAAC......................12

ARTICLE V    COVENANTS OF THE ORIGINATOR.....................................13
   SECTION 5.1.  ORIGINATOR COVENANTS........................................13

ARTICLE VI   REPURCHASE OBLIGATION...........................................14
   SECTION 6.1.  REASSIGNMENT OF INELIGIBLE MORTGAGE LOANS...................14

ARTICLE VII  CONDITIONS PRECEDENT............................................14
   SECTION 7.1.  CONDITIONS TO CAAC'S OBLIGATIONS............................14
   SECTION 7.2.  [INTENTIONALLY OMITTED].....................................15
   SECTION 7.3.  CONDITIONS PRECEDENT TO THE ORIGINATOR'S OBLIGATIONS........15

ARTICLE VIII TERM & PURCHASE TERMINATION.....................................16
   SECTION 8.1.  TERM........................................................16
   SECTION 8.2.  PURCHASE TERMINATION........................................16

ARTICLE IX   MISCELLANEOUS PROVISIONS........................................16
   SECTION 9.1.  AMENDMENT...................................................16
   SECTION 9.2.  GOVERNING LAW...............................................17
   SECTION 9.3.  NOTICES.....................................................17
   SECTION 9.4.  SEVERABILITY OF PROVISIONS..................................17
   SECTION 9.5.  ASSIGNMENT..................................................17
   SECTION 9.6.  ACKNOWLEDGMENT AND AGREEMENT OF THE ORIGINATOR..............17
   SECTION 9.7.  FURTHER ASSURANCES..........................................18
   SECTION 9.8.  NO WAIVER; CUMULATIVE REMEDIES..............................18
   SECTION 9.9.  COUNTERPARTS................................................18
   SECTION 9.10. BINDING EFFECT; THIRD-PARTY BENEFICIARIES...................18
   SECTION 9.11. MERGER AND INTEGRATION......................................18

   SECTION 9.12. HEADINGS....................................................18
   SECTION 9.13. SCHEDULES AND EXHIBITS......................................18
   SECTION 9.14. SURVIVAL OF REPRESENTATIONS AND WARRANTIES..................18

                             MORTGAGE LOAN PURCHASE
                                    AGREEMENT


                  MORTGAGE LOAN PURCHASE AGREEMENT, dated as of [_____], 200[__], by and among COMPASS BANK (the "Originator"), and COMPASS ASSET ACCEPTANCE COMPANY, L.L.C., ("CAAC").


                              W I T N E S S E T H;

                  WHEREAS, CAAC desires to purchase certain Mortgage Loans (hereinafter defined) due to the Originator under certain Mortgage Files of the Originator;

                  WHEREAS, the Originator desires to sell the existing balances and other related rights under certain Mortgage Loans to CAAC upon the terms and conditions hereinafter set forth;

                  WHEREAS, it is contemplated that the Mortgage Loans purchased hereunder will be transferred by CAAC to the Trust (hereinafter defined) in connection with the issuance of certain Notes (hereinafter defined);

                  WHEREAS, it is contemplated that pursuant to the Transfer Agreement the Originator will sell contemporaneously with the sale of the Mortgage Loans hereunder, all its additional right, title and interest in and to the Related Documents to the Owner Trustee for the benefit of the Noteholders; and

                  WHEREAS, the Originator agrees that all covenants and agreements made by it herein with respect to the Mortgage Loans shall also be for the benefit of the Owner Trustee and all holders of the Notes;

                  NOW, THEREFORE, it is hereby agreed by and between CAAC and the Originator as follows:


                                   ARTICLE I

                                   DEFINITIONS
                                   -----------

                  Section 1.1. DEFINITIONS. All capitalized terms used herein or in any certificate, document, or Conveyance Paper made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning ascribed thereto in the Sale and Servicing Agreement whenever used herein or therein; in addition, the following words and phrases shall have the following meanings:

                  "AGREEMENT" shall mean this Mortgage Loan Purchase Agreement and all amendments hereof and supplements hereto.

                  "APPOINTMENT DATE" shall have the meaning specified in Section 8.2.

                  "CLOSING DATE" shall mean [______], 200[_].

                  "COMPASS BANK" shall mean Compass Bank.

                  "CONVEYANCE" shall have the meaning specified in Section
2.1(a).

                  "CONVEYANCE PAPERS" shall have the meaning specified in
Section 4.1(c).

                  "CAAC" shall have the meaning set forth in the preamble.

                  "CUT-OFF DATE" shall mean with respect to each Mortgage Loan, the close of business on [_________], 200[_].

                  "DISSOLUTION EVENT" shall have the meaning specified in
Section 8.2.

                  "INDENTURE TRUSTEE" shall mean [___________], a [___________], the institution executing the Indenture as, and acting in the capacity of, Indenture Trustee thereunder, or its successor in interest, or any successor indenture trustee appointed as provided in the Indenture.

                  "NOTES" shall mean the Compass Receivables Asset Funding Mortgage Loan Asset Backed Notes, Series 200[_]-[_] representing undivided interests in the Trust.

                  "ORIGINATOR" shall have the meaning set forth in the preamble.

                  "OWNER TRUSTEE" shall mean [___________], a [___________], the institution executing the Trust Agreement as, and acting in the capacity of, Owner Trustee thereunder, or its successor in interest, or any successor owner trustee appointed as provided in the Trust Agreement.

                  "PURCHASED ASSETS" shall have the meaning set forth in Section 2.1(a).

                  "PURCHASE PRICE" shall have the meaning set forth in Section 3.1.

                  "RELATED DOCUMENTS" shall have the meaning set forth in
Section 2.1(a).

                  "REPURCHASE PRICE" shall have the meaning set forth in Section 6.1(b).

                  "SALE AND SERVICING AGREEMENT" shall mean the Sale and Servicing Agreement dated as of the date hereof among Compass Bank, as Servicer, CAAC, the Owner Trustee and the Indenture Trustee, and all amendments thereto.

                  "SETTLEMENT STATEMENT" shall mean a document substantially in the form of EXHIBIT A hereto.

                  "TRANSFER AGREEMENT" shall mean the Transfer Agreement dated as of the date hereof with respect to the Transferred Assets among the Originator and the Owner Trustee, and all amendments thereto.

                  "TRANSFERRED ASSETS" shall have such meaning as defined in the Transfer Agreement.



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

                  "TRUST" shall mean the trust governed by the Trust Agreement.

                  Section 1.2. OTHER DEFINITIONAL PROVISIONS.

                  (a) All terms defined in this Agreement shall have the same meanings defined when used in any certificate, other document, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.

                  (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                  (c) All determinations of the principal or finance charge balance of Mortgage Loans, and of any collections thereof, shall be made in accordance with the Sale and Servicing Agreement.


                                   ARTICLE II

                    PURCHASE AND CONVEYANCE OF LOAN BALANCES
                    ----------------------------------------

                  Section 2.1. PURCHASE.

                  (a) The Originator does hereby sell, transfer, assign, set over and otherwise convey to CAAC, without recourse, all of its right, title and interest in, to and under (i) the unpaid principal balances of the Initial Mortgage Loans as of the Cut-Off Date, (ii) all monies due and/ or to become due and all amounts received with respect thereto after the Cut-Off Date (including, without limitation, all Principal Collections and Interest Collections thereon),
(iii) all property which secured such Initial Mortgage Loans and which had been acquired by foreclosure or deed in lieu of foreclosure, (iv) all insurance proceeds related to the Initial Mortgage Loans, and (v) all proceeds (including, without limitation, "proceeds" as defined in Article 9 of the UCC as in effect in the State of Alabama) of any of the foregoing. The Originator also agrees that it shall, upon the request of CAAC, to the extent of the availability thereof, sell, transfer, assign, set over and otherwise convey to CAAC, without recourse, all of its right, title and interest in, to and under (1) the unpaid principal balances of the Eligible Substitute Mortgage Loans as of the Subsequent Cut-Off Date, (2) all monies due and/or to become due and all amounts received with respect thereto after the Subsequent Cut-Off Date (including, without limitation, all Principal Collections and Interest Collections thereon),
(3) all property which secured such Eligible Substitute Mortgage Loan and which had been acquired by foreclosure or deed in lieu of foreclosure, (4) all insurance proceeds related to the Eligible Substitute Mortgage Loans, and (5) all proceeds (including, without limitation, "proceeds" as defined in Article 9 of the UCC as in effect in the State of Alabama) of any of the foregoing. All of the assets and rights transferred and to be transferred pursuant to this SECTION 2.1(a) are hereinafter referred to collectively as the "Purchased Assets" and the sales, transfers, assignments and conveyances of the Purchased Assets contemplated by this Section 2.1(a) are hereinafter referred to collectively as the "Conveyance". The Purchased Assets shall not include any right to enforce payment of the

Mortgage Files and other instruments, documents and agreements relating to the Mortgage Loans (the "Related Documents"). Furthermore, the parties hereto intend that (x) the Asset-Backed Securities Facilitation Act of Alabama (Alabama Act No. 2001-779, the "ACT") shall apply to the transactions contemplated in this Agreement and (y) the transactions contemplated in this Agreement, taken as a whole, shall constitute a "securitization transaction" within the meaning of such term as set forth in the Act. In the event the transactions set forth herein are characterized by a court of competent jurisdiction as a pledge or a secured financing rather than a sale, the Originator shall be deemed to have granted to CAAC, and hereby does grant to CAAC, a security interest in all of the Originator's right, title and interest in, to and under the Purchased Assets, whether now owned or hereafter acquired, in order to secure all of the Originator's obligations hereunder. For purposes of each such transfer, this Agreement shall constitute a security agreement under applicable law. With respect to the Purchased Assets sold by the Originator to CAAC, the Servicer shall cause the Originator to file as promptly as practicable, but in no event later than 10 days following the Closing Date, in the appropriate public filing office or offices UCC-1 financing statements and continuation statements describing such Purchased Assets and naming the Originator as the debtor and CAAC as secured party, to file appropriate continuation statements thereto, to file amendments thereto in the case of a name change or change in corporate structure and to file appropriate additional UCC financing statements, if any, if the Originator changes its jurisdiction of incorporation.

                  (b) In further consideration of the Purchase Price set forth in Section 3.1, the Originator hereby agrees to assign to the Owner Trustee all of its right, title and interest in and to the Mortgage Files evidencing and securing the Mortgage Loans, and all other Related Documents, pursuant to the terms of the Transfer Agreement.

                  (c) In connection with the Conveyance and in compliance with the Transfer Agreement, the Originator agrees and confirms that it is entitled to retain possession of the applicable Mortgage Files and other Related Documents as long as (i) the long-term senior unsecured debt of Compass Bank is assigned ratings by two of the three Rating Agencies of at least "BBB" by Fitch, "Baa3" by Moody's or "BBB-" by Standard and Poor's, or such lower ratings as shall be acceptable to the Rating Agencies in order to maintain their current ratings of the Class A and Class M Notes, and (ii) the Originator is Compass Bank or remains an Affiliate of Compass Bank. At such time as either of the conditions specified in the preceding sentence is not satisfied, as promptly as practicable, but in no event more than 90 days thereafter in the case of clause
(i) below and 60 days in the case of clause (ii) below, the Originator shall (i) either (x) record an assignment of Mortgage in favor of the Owner Trustee (which may be a blanket assignment if permitted by applicable law) with respect to each of the Mortgage Loans being serviced by the Originator in the appropriate real property or other records or (y) deliver to the Owner Trustee the assignment of such Mortgage in favor of the Owner Trustee in form for recordation, together with an Opinion of Counsel addressed to the Owner Trustee to the effect that recording is not required to protect the Owner Trustee's right, title and interest in and to the related Mortgage Loan or to perfect a first priority security interest in favor of the Owner Trustee in the related Mortgage Loan, which Opinion of Counsel also shall be reasonably acceptable to each of the Rating Agencies (as evidenced in writing), and (ii) unless an Opinion of Counsel, reasonably acceptable to each of the Rating Agencies (as evidenced in writing), is delivered to the Owner Trustee to the effect that delivery of the Mortgage Files is not necessary to protect the Trust's right, title and interest in and to the related Mortgage Loans or to perfect a first priority security interest in favor of the Owner Trustee in the related Mortgage Loans, deliver the related Mortgage Files to the Owner Trustee to be held by the Owner Trustee in trust, upon the terms herein set forth, for the use and benefit of all present and future Noteholders. Furthermore, the Originator hereby acknowledges that in the event that any loss is suffered by the Trust in respect of a Mortgage Loan purchased by CAAC as a result of the Originator's retention of such Related Documents, the Originator will repurchase such Mortgage Loan from CAAC simultaneously on or immediately after CAAC repurchases such Mortgage Loans from the Trust in accordance with the terms of the Sale and Servicing Agreement.

                  (d) In connection with such Conveyance, the Originator agrees
(i) to record and file, at its own expense, any financing statement (and continuation statements with respect to such financing statements when applicable) with respect to the Mortgage Loans now existing and hereafter created, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Purchased Assets from the Originator to CAAC, (ii) such financing statement shall name the Originator, as seller, and CAAC, as purchaser, of the Purchased Assets and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding such continuation statements, which shall be delivered as filed) to CAAC (or to the Owner Trustee, if CAAC so directs) promptly upon becoming available after the Closing Date with respect to the Mortgage Loans.

                  (e) Computer records are the customary and principal means by which the Originator and CAAC record the ownership of mortgage loans and other consumer receivables which Compass Bank and its affiliates originate, own or service. Therefore, in connection with such Conveyance and in connection with the Originator's transfers under the Transfer Agreement, the Originator further agrees that it will, at its own expense, on or prior to the Closing Date with respect to the Initial Mortgage Loans and on or prior to the applicable Transfer Date with respect to the Eligible Substitute Mortgage Loans (i) indicate in its or its agent's computer files or microfiche lists that the applicable Mortgage Files and Related Documents have been sold to the Owner Trustee pursuant to the Transfer Agreement and the Purchased Assets related to the Mortgage Loans listed in an applicable Schedule to this Agreement have been conveyed to CAAC in accordance with this Agreement and that such Purchased Assets will be further conveyed by CAAC to the Owner Trustee pursuant to the Sale and Servicing Agreement for the benefit of the Noteholders by including an appropriate code for such Mortgage Loans in such computer file and microfiche list and (ii) deliver to CAAC (or to the Owner Trustee, if CAAC so directs) a computer file or electronic or magnetic tape list containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the Cut-Off Date with respect to such Initial Mortgage Loan and as of the Subsequent Cut-Off Date with respect to each such Eligible Substitute Mortgage Loan, (a) the account number, (b) the aggregate unpaid principal amount thereof, (c) the Loan Rate,
(d) the lien position of the related Mortgage, and (e) the CLTV. Such computer file or microfiche list shall be marked as a Schedule to this Agreement, shall be delivered to CAAC (or to the Owner Trustee, if so directed by CAAC) as proprietary and confidential, and is hereby incorporated into and made a part of this Agreement. The Originator further agrees to make the same indications in its or its agent's computer files and the same deliveries to the Owner Trustee as set forth in clauses (i) and (ii) of this Section 2.1(e) with respect to Eligible Substitute Mortgage Loans purchased by CAAC and transferred to the Owner Trustee and agrees not to alter the code referenced in clause (i) of this paragraph with respect to any of the Mortgage Loans purchased by CAAC during the term of this Agreement unless and until the related Mortgage Loans have been reconveyed to the Originator. Prior to the earlier of the reconveyance of the related Mortgage Loans to the Originator, or the assignment of the Mortgage Documents and delivery of the Mortgage Loan Files to the Owner Trustee pursuant to the Transfer Agreement, the aforementioned computer files shall be the register for ownership of the Purchased Assets. Prior to the delivery by the registered owner to the Originator of the Owner Trustee's assignment of a Mortgage Loan, the Servicer, CAAC and the Originator may treat the Person registered in such computer records as the owner of the Purchased Assets for all purposes hereunder. In connection with such Conveyance, the Originator also confirms that the total principal amount of the Initial Mortgage Loans as of the Cut-Off Date to be conveyed hereunder on the Closing Date is approximately $[__________].

                  (f) The parties hereto intend that the conveyance to CAAC of the Originator's right, title and interest in and to the Purchased Assets shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or right of others from the Originator to CAAC and that the Purchased Assets shall not be part of the Originator's estate in the event of the insolvency of the Originator or a conservatorship, receivership or similar event with respect thereto.


                                  ARTICLE III

                            CONSIDERATION AND PAYMENT
                            -------------------------

                  Section 3.1. PURCHASE PRICE. The Purchase Price for the Purchased Assets relating to the Initial Mortgage Loans shall be payable on the Closing Date and shall be an amount equal to the principal amount of such Mortgage Loans as of the Cut-Off Date, plus a premium based upon the present value of the aggregate anticipated excess spread on such Mortgage Loans, taking into account applicable servicing fees, cost of funds, credit enhancement fees and expected losses (calculated on an historical basis). The Purchase Price for any Eligible Substitute Mortgage Loans conveyed to CAAC under this Agreement shall be payable as of the Transfer Date thereof by CAAC for a price, in each case, equal to the aggregate principal amount of such Eligible Substitute Mortgage Loans so conveyed plus a premium calculated in the same manner as the purchase price for the Initial Mortgage Loans.

                  Section 3.2. SETTLEMENT. On each Determination Date, the Originator shall deliver to CAAC a Settlement Statement in substantially the form of EXHIBIT A, showing the aggregate Repurchase Price of Mortgage Loans repurchased by the Originator during such Collection Period, if any, and the amount of Mortgage Loans outstanding during such Collection Period; provided, further, that on the Distribution Date following the conveyance to CAAC of any Eligible Substitute Mortgage Loans to CAAC, the Originator shall include in such Settlement Statement the aggregate Purchase Price for its Eligible Substitute Mortgage Loans.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  Section 4.1. ORIGINATOR REPRESENTATIONS AND WARRANTIES. The Originator hereby represents and warrants to, and agrees with, CAAC as of the Closing Date and on each Transfer Date, that:

                  (a) ORGANIZATION AND GOOD STANDING OF THE ORIGINATOR. It is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Alabama and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the Transfer Agreement and when this Agreement and the Transfer Agreement have been executed and delivered, this Agreement and the Transfer Agreement will constitute the legal, valid and binding obligation of the Originator enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies (whether in a proceeding at law or in equity).

                  (b) DUE QUALIFICATION. It is duly qualified to do business and is in good standing and has obtained all necessary licenses and approvals (or is exempt from such requirements), in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Mortgage File relating to any Mortgage Loan unenforceable by it or the Owner Trustee and would have a material adverse effect on its business, properties, assets or condition (financial or other).

                  (c) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement, the Transfer Agreement and any other document or instrument delivered pursuant hereto or thereto (such other documents or instruments, collectively, the "Conveyance Papers") and the consummation of the transactions provided for in this Agreement or any other Conveyance Papers have been duly authorized by all necessary corporate action on its part.

                  (d) NO CONFLICT. Its execution and delivery of this Agreement, the Transfer Agreement and the Conveyance Papers, the performance of the transactions contemplated by this Agreement, the Transfer Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement, the Transfer Agreement and the Conveyance Papers applicable to it will not violate any existing law or regulation or any order or decree of any court applicable to it or any provision of its certificate of incorporation or bylaws, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which it is a party or by which it or any of its properties are bound.

                  (e) NO VIOLATION. The execution, delivery and performance of this Agreement, the Transfer Agreement and the Conveyance Papers and the fulfillment of the terms contemplated herein and therein applicable to it will materially comply with currently existing applicable laws.

                  (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the best of its knowledge, threatened against it, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, the Transfer Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Transfer Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in its judgment, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement, the Transfer Agreement or the Conveyance Papers, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforcement of this Agreement, the Transfer Agreement or the Conveyance Papers or (v) seeking to affect adversely the income tax attributes of the Trust under United States Federal or Alabama income tax systems.

                  (g) ALL CONSENTS. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by it in connection with the execution and delivery of this Agreement, the Transfer Agreement or the Conveyance Papers and the performance of the transactions contemplated by this Agreement, the Transfer Agreement or the Conveyance Papers have been obtained.

                  (h) CHIEF EXECUTIVE OFFICE. Its chief executive office is located within the State of Alabama.

                  The representations and warranties set forth in this Section
4.1 shall survive the transfer and assignment of the Mortgage Loans to CAAC and the transfer of the remaining right, title and interest under the Mortgage Loans to the Owner Trustee under the Transfer Agreement. Upon discovery by the Originator or CAAC of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other parties within three Business Days following such discovery.

                  Section 4.2. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR RELATING TO THE AGREEMENT AND THE MORTGAGE LOANS.

                  (a) REPRESENTATIONS AND WARRANTIES. The Originator hereby represents and warrants to CAAC as of the respective Cut-Off Date with respect to each Mortgage Loan it sells (and to the extent expressly stated below at such other time) that, as to such Mortgage Loan:

                  (i) This Agreement constitutes a legal, valid and binding obligation of the Originator, enforceable against the Originator in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                  (ii) This Agreement constitutes a valid transfer and assignment to CAAC of all right, title and interest of the Originator in and to the applicable Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Mortgage

         Loans and all other property specified in the definition of "Purchased Assets" relating to such Mortgage Loans;

                  (iii) As of the Closing Date with respect to the Initial Mortgage Loans, and as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loans, the related computer file or electronic or magnetic tape list referred to in Section 2.1(e), are true, accurate and complete listings in all material respects of all such Mortgage Loans, and the information contained therein with respect to the identity of such Mortgage Loans is true and correct in all material respects. As of the Cut-Off Date with respect to the Initial Mortgage Loans sold to CAAC by the Originator, the aggregate principal amount of such Initial Mortgage Loans transferred to CAAC which are to be subsequently transferred to the Owner Trustee was approximately $[__________];

                  (iv) The Purchased Assets related to the Initial Mortgage Loans as of the Closing Date, and to the Eligible Substitute Mortgage Loans as of the applicable Transfer Date, have not been assigned or pledged, and the Originator has good and marketable title thereto, and the Originator is the sole owner and holder of such assets free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans, to sell, assign or transfer the Purchased Assets pursuant to this Agreement.

                  (v) Immediately prior to the Originator's assignment of the Transferred Assets to the Owner Trustee pursuant to the Transfer Agreement, the Transferred Assets with respect to each Mortgage Loan have not been assigned or pledged, and the Originator has good and marketable title thereto, and the Originator is the sole owner and holder of the Transferred Assets relating to the Mortgage Loans free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of such Mortgage Loans, to transfer and assign the Transferred Assets pursuant to the Transfer Agreement;

                  (vi) As to the Originator's Mortgage Loan, the related Mortgage is a valid and subsisting first lien or second lien, as set forth on the related computer file or electronic or magnetic tape list referred to in Section 2.1(e), on the property therein described, and the related Mortgaged Property is free and clear of all encumbrances and liens having priority over the first or second lien, as applicable, of such Mortgage except for liens for (i) real estate taxes and special assessments not yet delinquent; (ii) any first and, if applicable, second mortgage loan secured by such Mortgaged Property and specified on the related computer file or microfiche list referred to in Section 2.1(e); (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally, and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  (vii) As of the Closing Date with respect to the Initial Mortgage Loans, and the applicable Transfer Date for any Eligible Substitute Mortgage Loans, to the best knowledge of the Originator, there is no valid offset, defense, right of rescission or counterclaim of any obligor under any Mortgage File or Mortgage;

                  (viii) To the best knowledge of the Originator, as of the Closing Date with respect to the Initial Mortgage Loans, and the applicable Transfer Date for any Eligible Substitute Mortgage Loans, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgage Property;

                  (ix) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loans, to the Originator's best knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property, and such property is free of material damage and is in good repair;

                  (x) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date for any Eligible Substitute Mortgage Loans, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be, liens prior or equal to, the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause
         (xiv) or liens which do not materially interfere with the collection of the Mortgage Loan upon foreclosure or otherwise;

                  (xi) As of the Cut-Off Date for the Initial Mortgage Loans (or as of the applicable Transfer Date for any Eligible Substitute Mortgage
         Loan), no scheduled monthly payment is more than 29 days delinquent (measured on a contractual basis);

                  (xii) For each Mortgage Loan, the related Mortgage File contains each of the documents and instruments specified to be included therein (including, if applicable, an appraisal (which may be an appraisal prepared using a statistical data base));

                  (xiii) As to each of the Originator's Mortgage Loans, the related Mortgage and the related Mortgage Note at the time they were made complied in all material respects with applicable state and federal laws including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection (including, without limitation, the Home Ownership Equity Protection
         Act), equal credit opportunity or disclosure laws applicable to such Mortgage Loan;

                  (xiv) A lender's title insurance policy or binder was issued on the date of origination of each of the Originator's Initial Mortgage Loans and any Eligible Substitute Mortgage Loans in excess of $[100,000] and each such policy is valid and remains in full force and effect, and a title search or other assurance of title customary in the relevant jurisdiction was obtained with respect to each such Mortgage Loan as to which no title insurance policy or binder was issued;

                  (xv) [The related Mortgaged Property is not a mobile home or a manufactured housing unit that is not permanently attached to its foundation;]

                  (xvi) As of the Statistical Cut-Off Date for the Initial Mortgage Loans no more than [_____] % of such Mortgage Loans, by Pool Balance as of the Statistical Cut-Off Date, are secured by Mortgaged Properties located in one United States postal zip code;

                  (xvii) As of the Statistical Cut-Off Date, the Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of [____]%;

                  (xviii) No selection procedure reasonably believed by the Originator to be adverse to the interests of the Noteholders was utilized in selecting the Initial Mortgage Loans or any Eligible Substitute Mortgage Loan, as applicable, transferred hereunder;

                  (xix) The Originator has not transferred Mortgage Loans with any intent to hinder, delay or defraud any of its creditors;

                  (xx) Each Mortgage Note and each Mortgage is in substantially the form previously provided to CAAC by the Originator and each Mortgage Loan is an enforceable obligation of the related Mortgagor;

                  (xxi) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to the Eligible Substitute Mortgage Loans, the Originator has not received a notice of default of any senior mortgage loan with respect to the related Mortgaged Property which has not been cured by a party other than the Originator;

                  (xxii) The Initial Mortgage Loan does not have an original term to maturity in excess of 360 months; and the Principal Balance of which, when included in the pool balance (in each case for the Initial Mortgage Loans as of the Cut-Off Date), would not cause the weighted average remaining term to maturity of the Initial Mortgage Loans on a contractual basis to be greater than [____] months;

                  (xxiii) Each Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected thereon, or an individual condominium unit, planned unit development unit or townhouse;

                  (xxiv) The Principal Balance of which, when included in the pool balance (in each case for the Initial Mortgage Loans as of the Cut-Off Date), would not cause the average Principal Balance of such Mortgage Loans to be greater than $[_______];

                  (xxv) Within 10 days of the Closing Date with respect to the Initial Mortgage Loans and, to the extent not already included in such filing with respect to the Initial Mortgage Loans, the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, the Originator will file UCC-1 financing statements in accordance with
         Section 2.1 hereof; and

                  (xxvi) The Principal Balance of which, when included in the Pool Balance (in each case for the Initial Mortgage Loans as of the Cut-Off Date), would not cause the weighted average percentage of the Initial Mortgage Loans secured by first liens to be less than [____]%; and would not cause the weighted average percentage of the Initial Mortgage Loans secured by second liens to be greater than [_____]%.

                  (b) NOTICE OF BREACH. The representations and warranties set forth in this Section 4.2 shall survive the transfer and assignment of the Purchased Assets to CAAC. Upon discovery by either the Originator or CAAC of a breach of any of the representations and warranties set forth in this Section
4.2 (without regard to any limitation set forth therein concerning the knowledge of the Originator as to the facts stated therein), the party discovering such breach shall give written notice to the other party within three Business Days following such discovery. The Originator hereby acknowledges that CAAC intends to rely on the representations hereunder in connection with representations made by CAAC to secured parties, assignees or subsequent transferees including but not limited to transfers made by CAAC to the Trust pursuant to the Sale and Servicing Agreement.

                  Section 4.3. REPRESENTATIONS AND WARRANTIES OF CAAC. As of the Closing Date and as of the Transfer Date on which CAAC acquires the Eligible Substitute Mortgage Loans, if any, CAAC hereby represents and warrants to, and agrees with, the Originator that:

                  (a) ORGANIZATION AND GOOD STANDING. CAAC is a limited liability company duly organized and validly existing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver, and perform its obligations under this Agreement and the Conveyance Papers.

                  (b) DUE AUTHORIZATION. The execution and delivery of this Agreement and the Conveyance Papers and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by CAAC by all necessary action on the part of CAAC.

                  (c) NO CONFLICT. The execution and delivery of this Agreement and the Conveyance Papers, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms hereof or thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which CAAC is a party or by which it or its properties is bound.

                  (d) NO VIOLATION. The execution, delivery and performance of this Agreement and the Conveyance Papers and the fulfillment of the terms contemplated herein and therein applicable to CAAC will materially comply with currently existing state or federal laws applicable to CAAC.

                  (e) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the best knowledge of CAAC, threatened against CAAC, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality, (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of CAAC, would materially and adversely affect the performance by CAAC of its obligations under this Agreement or the Conveyance Papers, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers.

                  (f) ALL CONSENTS. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by CAAC in connection with the execution and delivery of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement and the Conveyance Papers or the fulfillment of the terms of this Agreement and the Conveyance Papers have been obtained.

                  The representations and warranties set forth in this Article IV shall survive the Conveyance of the Mortgage Loans to CAAC and termination of the rights and obligations of CAAC and the Originator under this Agreement. Upon discovery by CAAC or the Originator of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.


                                   ARTICLE V

                           COVENANTS OF THE ORIGINATOR
                           ---------------------------

                  Section 5.1. ORIGINATOR COVENANTS. The Originator hereby covenants and agrees with CAAC as follows:

                  (a) SECURITY INTERESTS. Except for the conveyances hereunder and to the Owner Trustee pursuant to the Transfer Agreement and subject to the transactions permitted pursuant to Section 9.5 hereof, the Originator will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan or the Purchased Assets, whether now existing or hereafter created, or any interest therein, and the Originator, at its expense, shall defend the right, title and interest of CAAC in, to and under the Purchased Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under CAAC or the Originator; provided, however, that nothing in this Section 5.1(a) shall prevent or be deemed to prohibit the Originator from suffering to exist upon any of the applicable Mortgage Loans any Liens for municipal or other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Originator shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                  (b) DELIVERY OF COLLECTIONS OR RECOVERIES. In the event that the Originator receives Interest Collections or Principal Collections, the Originator agrees to pay to CAAC (or to the Servicer if CAAC so directs) all such Collections as soon as practicable after receipt thereof.

                  (c) NOTICE OF LIENS. The Originator shall notify CAAC promptly after becoming aware of any Lien on any Mortgage Loan or the Purchased Assets other than the conveyances hereunder or pursuant to the Transfer Agreement or the Sale and Servicing Agreement.

                  (d) MORTGAGE FILE MODIFICATION GUIDELINES. The Originator may make changes to the terms and provisions of its respective Mortgage Files in any respect (including, without limitation, the calculation of the amount or the timing of charge-offs and the finance charges to be assessed on advances made thereunder) solely if expressly permitted by the terms of the Sale and Servicing Agreement and applicable laws.


                                   ARTICLE VI

                              REPURCHASE OBLIGATION
                              ---------------------

                  Section 6.1. REASSIGNMENT OF INELIGIBLE MORTGAGE LOANS. (a)
(a) In the event any representation or warranty under Section 4.2 is not true and correct in any material respect as of the date specified therein and as a result of such breach CAAC is required to accept reassignment of Defective Mortgage Loans pursuant to Section 2.02 of the Sale and Servicing Agreement, the Originator shall accept reassignment of CAAC's interest in the applicable Defective Mortgage Loans on the terms and conditions set forth in Section 6.1(b).

                  (b) The Originator shall accept reassignment of any applicable Defective Mortgage Loans originally transferred by it to CAAC on or prior to the end of the Collection Period in which such reassignment obligation arises, and shall pay for such reassigned Defective Mortgage Loans the entire principal balance thereof plus accrued and unpaid interest thereon, plus any applicable premium previously received by the Originator pursuant to Section 3.1 hereof in connection with such Mortgage Loans repurchased minus any Principal Collections credited to such Defective Mortgage Loan thereof prior to such retransfer date (the "Repurchase Price"). Upon reassignment of Defective Mortgage Loans, CAAC shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to the Originator, without recourse, representation or warranty, all the right, title and interest of CAAC in and to such Defective Mortgage Loans, all monies due or to become due with respect thereto and all proceeds thereof. The Originator shall forward the Repurchase Price to CAAC or any portion thereof to the Owner Trustee upon the direction of CAAC and such reassigned Defective Mortgage Loans shall be treated by CAAC as collected in full as of the date on which the Repurchase Price therefore was received by CAAC or the Owner Trustee. CAAC shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Originator to effect the conveyance of such Defective Mortgage Loans pursuant to this subsection. The Originator acknowledges that CAAC has appointed the Owner Trustee its attorney in fact to collect the Repurchase Price and to enforce its rights hereunder.

                                  ARTICLE VII

                              CONDITIONS PRECEDENT
                              --------------------

                  Section 7.1. CONDITIONS TO CAAC'S OBLIGATIONS. The obligations of CAAC to purchase the Initial Mortgage Loans on the Closing Date shall be subject to the satisfaction of the following conditions:

                  (a) All information concerning the Initial Mortgage Loans provided as of the Cut-Off Date shall be true and correct as of the Cut-Off Date in all material respects;

                  (b) The Originator shall have delivered to CAAC (or to the Owner Trustee, which CAAC hereby directs) a computer file or electronic or magnetic tape list containing a true and complete list of all information specified in Section 2.1(e) hereof and shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;

                  (c) The Originator shall have prepared for recording and filing, at its expense, any financing statement with respect to the Initial Mortgage Loans now existing and hereafter created for the transfer of accounts (as defined in Section 9-106 of the UCC as in effect in the State of Alabama) meeting the requirements of applicable state law in such manner and in such jurisdictions as would be necessary to perfect the sale of such Mortgage Loans from the Originator to CAAC if the Initial Mortgage Loans were deemed to constitute accounts receivable under applicable law, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Owner Trustee as agent for CAAC;

                  (d) On or before the Closing Date, CAAC and the Owner Trustee shall have entered into the Sale and Servicing Agreement and the closing under the Sale and Servicing Agreement shall take place simultaneously with the initial closing hereunder; and

                  (e) All corporate and legal proceedings and all instruments and opinions in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to CAAC, and CAAC shall have received from the Originator copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as CAAC may reasonably have requested.

                  Section 7.2. [INTENTIONALLY OMITTED]

                  Section 7.3. CONDITIONS PRECEDENT TO THE ORIGINATOR'S OBLIGATIONS. The obligations of the Originator to sell the Initial Mortgage Loans on the Closing Date and to sell any Eligible Substitute Mortgage Loans on the applicable Transfer Date therefore shall, in each case, be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of CAAC contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

                  (b) Payment or provision for payment of the applicable Purchase Price in accordance with the provisions of Article III hereof shall have been made; and

                  (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Originator, and the Originator shall have received from CAAC copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Originator may reasonably have requested.


                                  ARTICLE VIII

                           TERM & PURCHASE TERMINATION
                           ---------------------------

                  Section 8.1. TERM. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until the Trust shall have terminated as provided in Article VIII of the Sale and Servicing Agreement.

                  Section 8.2. PURCHASE TERMINATION. If the Originator voluntarily goes into liquidation or consents to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding of or relating to the Originator or of or relating to all or substantially all its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Originator; or the Originator shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations (such voluntary liquidation, appointment, entering of such decree, admission, filing, making or suspension, a "Dissolution Event"), the Originator shall on the day of such appointment, voluntary liquidation, entering of such decree, admission, filing, making or suspension, as the case may be (the "Appointment Date"), immediately cease to transfer Eligible Substitute Mortgage Loans to CAAC and shall promptly give notice to CAAC and the Owner Trustee of such Dissolution Event. Notwithstanding any cessation of the transfer to CAAC of Eligible Substitute Mortgage Loans, Mortgage Loans transferred to CAAC prior to the occurrence of such Dissolution Event and Principal Collections and Interest Collections, insurance proceeds and other monies in respect of such Mortgage Loans whenever received, shall continue to be property of CAAC available for transfer by CAAC to the Trust pursuant to the Sale and Servicing Agreement.


                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS
                            ------------------------

                  Section 9.1. AMENDMENT. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by CAAC and the Originator in accordance with this Section 9.1. This Agreement and any Conveyance Papers may be amended from time to time by CAAC and the Originator
(i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any such other Conveyance Papers, (iii) to add any other provisions with respect to matters or questions arising under this

Agreement or any Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any Conveyance Papers, and (iv) to change, modify, delete or add any other obligation of the Originator or CAAC; PROVIDED, HOWEVER, that no amendment pursuant to clause (iv) of this Section 9.1 shall be effective unless the Rating Agencies have notified the Originator and CAAC in writing that such amendment will not result in a reduction or withdrawal of the rating of the Notes. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement.

                  Section 9.2. GOVERNING LAW. THIS AGREEMENT AND THE CONVEYANCE PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ALABAMA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 9.3. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) the Originator, 15 South 20th Street, Birmingham, Alabama 35233,
Attention: [_______] and (b) in the case of CAAC, 15 South 20th Street, Birmingham, Alabama 35233, Attention: [_______], or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                  Section 9.4. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any Conveyance Papers shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement or any Conveyance Papers and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Papers.

                  Section 9.5. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, this Agreement and all other Conveyance Papers may not be assigned by the parties hereto; PROVIDED, HOWEVER, that (i) the Originator shall have the right to assign its right, title and interest, in, to and under this Agreement, to (a) any entity affiliated with Compass Bank and (b) any other entity provided that the Rating Agencies have advised CAAC and the Originator that such assignment will not result in the reduction or withdrawal of the rating of the Notes, and (ii) CAAC shall have the right to assign this Agreement to (a) any affiliate of Compass Bank and (b) any other entity provided that the Rating Agencies have advised CAAC that such assignment will not result in the reduction or withdrawal of the rating of the Notes.

                  Section 9.6. ACKNOWLEDGMENT AND AGREEMENT OF THE ORIGINATOR. By execution below, the Originator expressly acknowledges and agrees that any amounts payable by the Originator to CAAC hereunder which are to be paid by CAAC to the Owner Trustee for the benefit of the Noteholders, to the extent required by and pursuant to the terms of the Sale and Servicing Agreement (including, without limitation, payments to be made under Article III and Section 6.1 hereof) shall be paid by the Originator, on behalf of CAAC, directly to the Owner Trustee. Any payment required to be made on or before a specified date in same-day funds may be made on the prior business day in next-day funds.

                  Section 9.7. FURTHER ASSURANCES. CAAC and the Originator agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other parties more fully to effect the purposes of this Agreement and the Conveyance Papers, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Purchased Assets for filing under the provisions of the UCC (as in effect in the State of Alabama) or other law of any applicable jurisdiction.

                  Section 9.8. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of CAAC or the Originator, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  Section 9.9. COUNTERPARTS. This Agreement and all Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 9.10. BINDING EFFECT; THIRD-PARTY BENEFICIARIES. This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                  Section 9.11. MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

                  Section 9.12. HEADINGS. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  Section 9.13. SCHEDULES AND EXHIBITS. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

                  Section 9.14. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Originator submitted pursuant hereto, or contained in any assignment permitted hereunder, shall remain operative and in full force and effect and shall survive conveyance of the Purchased Assets by CAAC to the Owner Trustee pursuant to the Sale and Servicing Agreement.

                                  [END OF PAGE]

                  IN WITNESS WHEREOF, CAAC and the Originator have caused this Mortgage Loan Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.


                           COMPASS BANK


                           BY:
                              --------------------------------------------------



                           COMPASS ASSET ACCEPTANCE COMPANY, L.L.C.


                           BY:
                              --------------------------------------------------

                                    EXHIBIT A
                                    ---------

                       to MORTGAGE LOAN PURCHASE AGREEMENT

                          FORM OF SETTLEMENT STATEMENT
                        MORTGAGE LOAN PURCHASE AGREEMENT


Current Settlement Date: ____________

                  Compass Bank (the "ORIGINATOR") and Compass Asset Acceptance Company, L.L.C. ("CAAC"), pursuant to the Mortgage Loan Purchase Agreement (the "MORTGAGE LOAN PURCHASE AGREEMENT") dated as of [_____], 200[_], by and among the Originator and CAAC, do hereby agree and certify as follows:

         1. Capitalized terms used in this Settlement Statement have their respective meanings in the Mortgage Loan Purchase Agreement. As used herein, the term "Collection Period" shall mean the Collection Period immediately preceding the calendar month in which this Settlement Statement is delivered. This Settlement Statement is being delivered pursuant to Section 3.2 of the Mortgage Loan Purchase Agreement. References hereto to certain sections are references to the respective sections in the Mortgage Loan Purchase Agreement.

         2. The date of this Settlement Statement is a Distribution Date under the Sale and Servicing Agreement.

         3. The Repurchase Price for any Mortgage Loans required to be repurchased by the [ORIGINATOR] pursuant to Section 6.1 of the Mortgage Loan Purchase Agreement with respect to the Collection Period is equal to $________.


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Its:
                                            ------------------------------------